                            The Bear Stearns Funds

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                          Class A and Class C Shares

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 1995

THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED ON THE COVER PAGE OF THE PROSPECTUS AND ON PAGE 8 OF THE PROSPECTUS IN THE SECTION ENTITLED "DESCRIPTION OF THE FUND--BOND PORTFOLIO." THESE CHANGES SHALL BE EF-FECTIVE AS OF MARCH 12, 1996.

Under normal market conditions, the Bond Portfolio will invest in a portfolio of securities with a duration of not less than 65% of the BIG Index and not more than 135% of the BIG Index. In addition, the Bond Portfolio will change its operating policy to require (i) that 70% of the value of the Bond Portfo-lio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's, S&P, Fitch, or Duff or, if unrated, deemed to be of comparable quality by BSFM and (ii) that up to 30% of the value of the Bond Portfolio's net assets may consist of secu-rities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by BSFM.

THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."

Effective November 10, 1995, the Total Return Bond Portfolio's primary portfo-lio manager is Peter E. Mahoney. Mr. Mahoney rejoined Bear Stearns in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income In-vestments of Bear Stearns Asset Management, positions he held during his em-ployment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995 he was a financial consultant.

                            The Bear Stearns Funds

                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                          Total Return Bond Portfolio
                                Class Y Shares

               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 1, 1995

THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED ON THE COVER PAGE OF THE PROSPECTUS AND ON PAGES 6 AND 7 OF THE PROSPECTUS IN THE SECTION ENTITLED "DESCRIPTION OF THE FUND--BOND PORTFOLIO." THESE CHANGES SHALL BE EFFECTIVE AS OF MARCH 12, 1996.

Under normal market conditions, the Bond Portfolio will invest in a portfolio of securities with a duration of not less than 65% of the BIG Index and not more than 135% of the BIG Index. In addition, the Bond Portfolio will change its operating policy to require (i) that 70% of the value of the Bond Portfo-lio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's, S&P, Fitch, or Duff or, if unrated, deemed to be of comparable quality by BSFM and (ii) that up to 30% of the value of the Bond Portfolio's net assets may consist of secu-rities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by BSFM.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED ON PAGE 4 OF THE PROSPECTUS.

                        CONDENSED FINANCIAL INFORMATION

The table below sets forth certain information covering the Large Cap Value and Total Return Bond Portfolios' investment results for the periods indicated. Further financial data and related notes are included in the Statement of Additional Information which is available upon request.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data, total investment re-turn, ratios to average net assets and other supplemental data for a Class Y Share of the Large Cap Value Portfolio and Total Return Bond Portfolio for the period from commencement of initial public offering through September 30, 1995. This information has been derived from information provided in each Portfolio's financial statements (unaudited).

                                                      LARGO CAP    TOTAL RETURN
                                                      VALUE        BOND
                                                      PORTFOLIO(1) PORTFOLIO(2)
-------------------------------------------------------------------------------
                                                      CLASS Y      CLASS Y
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE*
 Net asset value, beginning of period................    $13.98       $12.35
                                                         ------       ------
 Net investment income(3)............................      0.01         0.04
 Net realized and unrealized gain on investments(4)..      0.25         0.03
                                                         ------       ------
 Net increase in net assets from operations..........      0.26         0.07
                                                         ------       ------
 Dividends to shareholders from net investment
  income.............................................       --         (0.04)
                                                         ------       ------
 Net asset value, end of period......................    $14.24       $12.38
                                                         ======       ======
 Total investment return(5)..........................      1.86%        0.54%
                                                         ======       ======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted)...........    $  535       $9,861
 Ratio of expenses to average net assets(3)(6).......      1.00%        0.45%
 Ratio of net investment income to average net
  assets(3)(6).......................................      1.22%        5.95%
 Decrease reflected in above expense ratios and net
  investment income due to waivers and
  reimbursements(6)..................................      3.66%        2.13%
 Portfolio turnover rate(7)..........................      9.78%       46.46%
 Average commission rate per share...................    $ 0.06          --

--------
* Calculated based upon weighted average shares outstanding during the period, except for the Total Return Bond Portfolio which was based on the first and last day of the period.
(1) Commenced initial public offering on August 11, 1995.
(2) Commenced initial public offering on September 8, 1995.
(3) Reflects waivers and reimbursements.
(4) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.
(5) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns are not annualized.
(6) Annualized.
(7)Not annualized.

THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."

Effective November 10, 1995, the Total Return Bond Portfolio's primary portfolio manager is Peter E. Mahoney. Mr. Mahoney rejoined Bear Stearns in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income Investments of Bear Stearns Asset Management, positions he held during his employment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995 he was a financial consultant.